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                                                                    EXHIBIT 99.3

                        CONSENT OF FREDERICK N. KHEDOURI

    I hereby consent to the reference to me as a person who has been designated to serve as a director of LASER Mortgage Management, Inc. under the heading "The Company" in the Prospectus constituting a part of the Registration Statement on Form S-11 with which this consent is filed.

                                          /s/ Frederick N. Khedouri
                                          --------------------------------------
                                          Name:  Frederick N. Khedouri

Date:  November 21, 1997